Exhibit 32.2

Tronox Incorporated
123 Robert S. Kerr Avenue
Oklahoma City, OK 73102

CERTIFICATION OF CHIEF FINANCIAL OFFICER
REGARDING PERIODIC REPORT CONTAINING
FINANCIAL STATEMENTS

I, Mary Mikkelson the Chief Financial Officer of Tronox Incorporated, in compliance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify in connection with the registrant’s report on Form 10-Q for the period that ended June 30, 2006 as filed with the Securities and Exchange Commission (the “Report”) that:

•	the Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

•	information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

/s/ Mary Mikkelson
__________________________

Mary Mikkelson
Chief Financial Officer
August 14, 2006